                                                   Registration Nos. 333-117376
                                                                      811-05301

    As filed with the Securities and Exchange Commission on March 24, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.         [ ]               [ ]

   Post-Effective Amendment No.        [4]               [X]

                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.                       [89]              [X]

               VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                          AIG LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                One ALICO Plaza
                                600 King Street
                             Wilmington, DE 19801
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
               Depositor's Telephone Number, including Area Code

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

     It is proposed that the filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                                     NOTE

Registrant is filing this Post-Effective Amendment to the Registration Statement for the purposes of including (i) two supplements to the Registration Statement and (ii) the audited restated financial statements of the Depositor.

                                    PART A

The Prospectus, as supplemented, dated May 2, 2005, is incorporated into Part A of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 1, as filed on May 2, 2005, to Registrant's Post-Effective Amendment No. 2, as filed on August 12, 2005, and to Registrant's Post-Effective Amendment No. 3, as filed on October 24, 2005 (File No. 333-117376).

A supplement dated March 24, 2006 to the Prospectus is included in Part A of this Post-Effective Amendment No. 4.

                          AIG LIFE INSURANCE COMPANY
                       VARIABLE ACCOUNT I ("REGISTRANT")
                      IMMEDIATE VARIABLE ANNUITY CONTRACT
                        SUPPLEMENT DATED MARCH 24, 2006
                                 TO PROSPECTUS
                             DATED MAY 2, 2005, AS
               SUPPLEMENTED AUGUST 12, 2005 AND OCTOBER 24, 2005

   Effective March 24, 2006, AIG Life Insurance Company ("Depositor") is amending the prospectus for the sole purpose of updating the "Legal Proceedings" section.

   The following is added to the "Legal Proceedings" section of the prospectus:

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Depositor, the Registrant and its principal underwriter, American General Equity Services Corporation ("AGESC"), and the Guarantor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including Depositor, Registrant and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to the receipt of permanent relief, Depositor, Registrant and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                                    PART B

The Statement of Additional Information, as supplemented, dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 1, as filed on May 2, 2005, to the Registrant's Post-Effective Amendment No. 2, as filed on August 12, 2005, and to the Registrant's Post-Effective Amendment No. 3, as filed on October 24, 2005 (File No. 333-117376).

A supplement dated March 24, 2006 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 4.

                          AIG LIFE INSURANCE COMPANY
                              VARIABLE ACCOUNT I
                      IMMEDIATE VARIABLE ANNUITY CONTRACT
                        SUPPLEMENT DATED MARCH 24, 2006
                    TO STATEMENT OF ADDITIONAL INFORMATION
                      DATED MAY 2, 2005, AS SUPPLEMENTED
                     AUGUST 12, 2005 AND OCTOBER 24, 2005

   Effective March 24, 2006, AIG Life Insurance Company ("AIG Life") is amending the Statement of Additional Information ("SAI") for the sole purposes of (1) incorporating certain financial information of American International Group, Inc. ("AIG"), the parent company of AIG Life into the SAI, (2) including the restated financial statements of AIG Life and (3) including unaudited financial statements as of September 30, 2005 for AIG Life.

   FIRST. Beginning on page 8 of the SAI, under "Financial Statements", delete the third paragraph of the subsection titled "Incorporation of AIG Financial Information" and replace it with the following new paragraph:

   We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2005, File No. 001-08787, filed on March 16, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   SECOND. Beginning on page 8 of the SAI, under "Financial Statements," delete the subsection titled "AIG Life Financial Statements" and replace it with the following:

AIG Life Financial Statements

   The restated financial statements of AIG Life as of December 31, 2004 and 2003 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2004 (restated), appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   THIRD. Beginning on page 8 of the SAI, delete the subsection titled "Index to Financial Statements" in its entirety and replace it with the following:

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AIG Life that we include in this SAI as bearing on the ability of AIG Life to meet its obligations under the Contracts.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee.

   All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this SAI are incorporated by reference.

 I.  AIG Life 2004 Financial Statements (Restated)                         Page
     ---------------------------------------------                         ----

Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm.........................................................  2
Balance Sheets as of December 31, 2004 (Restated) and 2003 (Restated).....  3
Statements of Income for the years ended December 31, 2004 (Restated),
  2003 (Restated) and 2002 (Restated).....................................  5
Statements of Shareholders' Equity for the years ended December 31, 2004
  (Restated), 2003 (Restated) and 2002 (Restated).........................  6
Statements of Cash Flows for the years ended December 31, 2004
  (Restated), 2003 (Restated) and 2002 (Restated).........................  7
Statements of Comprehensive Income for the years ended December 31, 2004
  (Restated), 2003 (Restated) and 2002 (Restated).........................  8
Notes to Financial Statements.............................................  9

II.  AIG Life 2005 Interim Financial Statements                            Page
     ------------------------------------------                            ----

Balance Sheets as of September 30, 2005 (Unaudited), December 31, 2004
  (Restated) and December 31, 2003 (Restated).............................  2
Statements of Income for the period ended September 30, 2005 and 2004.....  4
Statements of Shareholders' Equity for the period ended September 30,
  2005 (Unaudited), December 31, 2004 (Restated) and December 31, 2003
  (Restated)..............................................................  5
Statements of Cash Flows for the period ended September 30, 2005 and 2004. 6 Statements of Comprehensive Income for the period ended September 30,
  2005 and 2004...........................................................  7
Notes to Financial Statements.............................................  8

III. National Union December 31, 2004 Financial Statements (Statutory
     Basis)                                                                Page
     ------                                                                ----

Report of PricewaterhouseCoopers LLP, Independent Auditors................  1
Statement of Admitted Assets, Liabilities, Capital and Surplus (Statutory
  Basis) as of December 31, 2004..........................................  3
Statement of Operations and Capital and Surplus Account (Statutory Basis)
  for the year ended December 31, 2004....................................  5
Statement of Cash Flow (Statutory Basis) for the year ended December 31,
  2004....................................................................  6
Notes to Statutory Basis Financial Statements.............................  7

                          AIG LIFE INSURANCE COMPANY
                         (a wholly-owned subsidiary of
                      American International Group, Inc.)

                   REPORT ON AUDITS OF FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

[LOGO OF PRICEWATERHOUSECOOPERS]

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana
                                                      Houston, TX 77002-5678
                                                      Telephone (713) 356-4000

            Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholders' equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

As discussed in Note 15 to the financial statements, the Company has restated its financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004.

PRICEWATERHOUSECOOPERS LLP

April 29, 2005, except for the effects of the Second Restatement discussed in
Note 15 and the updates discussed in Note 8 to the financial statements as to which the date is March 7, 2006.

                          AIG LIFE INSURANCE COMPANY
                                BALANCE SHEETS
                                (in thousands)

                                                           December 31  December 31,
                                                              2004          2003
                                                          ------------- -------------
                                                           (Restated)    (Restated)
Assets
Investments:
Fixed maturities:
   Bonds available for sale, at fair value                $   9,879,583 $   9,834,315
   (cost: 2004 - $9,207,004; 2003 - $9,210,805)
Equity securities available for sale, at fair value               7,782         3,885
   (cost: 2004 - $5,297; 2003 - $3,175)
Mortgage loans on real estate                                   494,343       470,767
Policy loans                                                    254,448       261,908
Other long-term investments                                      57,092        75,355
Derivative assets, at fair value                                 52,886        36,495
Short-term investments, at cost (approximates fair value)        40,666        20,405
                                                          ------------- -------------
   Total investments                                         10,786,800    10,703,130

Cash                                                             12,262             -
Investment income due and accrued                               142,437       147,468
Reinsurance assets                                              118,973       123,500
Deferred policy acquisition costs                               253,774       307,175
Premium and insurance balances receivable                        53,744        41,207
Amounts due from related parties                                 13,159        94,749
Other assets                                                     11,580         6,692
Assets held in separate accounts                              3,218,345     3,209,288
                                                          ------------- -------------
   Total assets                                           $  14,611,074 $  14,633,209
                                                          ============= =============

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                                BALANCE SHEETS
                     (in thousands, except share amounts)

                                                         December 31,  December 31,
                                                             2004          2003
                                                         ------------- -------------
                                                          (Restated)    (Restated)
Liabilities
Policyholders' contract deposits                         $   7,016,323 $   7,310,004
Future policy benefits for life and accident
 and health insurance contracts                              2,388,991     2,329,730
Reserve for unearned premiums                                   22,371        23,372
Policy and contract claims                                      99,492        99,925
Amounts due to related parties                                  58,686        19,664
Income taxes payable                                           234,735       212,141
Derivative liabilities, at fair value                           40,494        49,479
Other liabilities                                               65,843        48,863
Liabilities related to separate accounts                     3,218,345     3,209,288
                                                         ------------- -------------
       Total liabilities                                    13,145,280    13,302,466
                                                         ------------- -------------

Shareholders' equity

Series A preferred stock, $100,000 par value;
 2,500 shares authorized, issued and outstanding               250,000       250,000
Common stock, $5 par value; 1,000,000 shares authorized;
 976,703 issued and outstanding                                  4,884         4,884
Additional paid-in capital                                     302,283       302,283
Accumulated other comprehensive income                         388,716       349,823
Retained earnings                                              519,911       423,753
                                                         ------------- -------------
       Total shareholders' equity                            1,465,794     1,330,743
                                                         ------------- -------------
Total liabilities and shareholders' equity               $  14,611,074 $  14,633,209
                                                         ============= =============

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                             STATEMENTS OF INCOME
                                (in thousands)

                                                       Years ended December 31,
                                                   --------------------------------
                                                      2004        2003       2002
                                                   ----------  ---------- ----------
                                                   (Restated)  (Restated) (Restated)
Revenues:
   Premiums and other considerations               $  306,411  $  227,243 $ 284,730
   Net investment income                              692,324     706,452   725,399
   Realized capital gains (losses)                     22,430      45,930  (148,439)
                                                   ----------  ---------- ---------
       Total revenues                               1,021,165     979,625   861,690
                                                   ----------  ---------- ---------
Benefits and expenses:
   Death and other benefits                           374,137     317,856   312,090
   Increase in future policy benefits                  38,964       2,883     7,084
   Interest credited on policyholder contract
    deposits                                          306,867     351,518   407,524
   Insurance acquisition and other operating
    expenses                                          126,492     153,321   159,139
                                                   ----------  ---------- ---------
       Total benefits and expenses                    846,460     825,578   885,837
                                                   ----------  ---------- ---------
Income (loss) before income taxes                     174,705     154,047   (24,147)
                                                   ----------  ---------- ---------
Income taxes:
   Current                                             67,265      29,307    22,515
   Deferred                                            (7,354)     23,447   (31,443)
                                                   ----------  ---------- ---------
       Total income tax expense (benefit)              59,911      52,754    (8,928)
                                                   ----------  ---------- ---------
Net income (loss) before cumulative effect of
 accounting change                                    114,794     101,293   (15,219)

Cumulative effect of accounting change, net of tax     (6,911)          -         -
                                                   ----------  ---------- ---------
Net income (loss)                                  $  107,883  $  101,293 $ (15,219)
                                                   ==========  ========== =========

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                      STATEMENTS OF SHAREHOLDERS' EQUITY
                                (in thousands)

                                                              Years ended December 31,
                                                       --------------------------------------
                                                           2004          2003         2002
                                                       ------------  ------------  ----------
                                                        (Restated)    (Restated)   (Restated)
Preferred Stock

Balance at beginning and end of year                   $    250,000  $    250,000  $  250,000
                                                       ------------  ------------  ----------
Common stock

Balance at beginning and end of year                          4,884         4,884       4,884
                                                       ------------  ------------  ----------
Additional paid-in capital

Balance at beginning of year                                302,283       212,283     153,283
Capital contribution from parent                                  -        90,000      59,000
                                                       ------------  ------------  ----------
Balance at end of year                                      302,283       302,283     212,283
                                                       ------------  ------------  ----------
Accumulated other comprehensive income
Balance at beginning of year, as previously reported        349,823       180,035      11,279
Adjustments (See Note 15)                                         -             -      24,953
                                                       ------------  ------------  ----------
Balance, as restated                                        349,823       180,035      36,232
Change in net unrealized appreciation of investments -
 net of reclassifications                                    61,570       259,485     225,623
   Deferred income tax expense on above changes             (22,677)      (89,697)    (81,820)
                                                       ------------  ------------  ----------
Balance at end of year                                      388,716       349,823     180,035
                                                       ------------  ------------  ----------
Retained earnings

Balance at beginning of year, as previously reported        423,753       334,060     379,034
Adjustments (See Note 15)                                         -             -     (16,821)
                                                       ------------  ------------  ----------
Balance, as restated                                        423,753       334,060     362,213
Net income (loss)                                           107,883       101,293     (15,219)
Dividends to shareholders                                   (11,725)      (11,600)    (12,934)
                                                       ------------  ------------  ----------
Balance at end of year                                      519,911       423,753     334,060
                                                       ------------  ------------  ----------
       Total shareholders' equity                      $  1,465,794  $  1,330,743  $  981,262
                                                       ============  ============  ==========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                           STATEMENTS OF CASH FLOWS
                                (in thousands)

                                                                  Years ended December 31,
                                                           -------------------------------------
                                                               2004         2003         2002
                                                           -----------  -----------  -----------
                                                            (Restated)   (Restated)   (Restated)
Cash flows from operating activities:
   Net income (loss)                                       $   107,883  $   101,293  $   (15,219)

Adjustments to reconcile net income
 to net cash provided by operating activities:
   Change in insurance reserves                                 50,916       20,218      (67,816)
   Change in accounting principles                               6,911            -            -
   Change in premiums and insurance balances
    receivable and payable - net                                 5,976      (11,905)      18,032
   Change in reinsurance assets                                  4,530      (44,575)      36,116
   Change in deferred policy acquisition costs                  63,458       37,272       29,812
   Change in other policyholders' contracts                   (107,347)     (51,489)    (252,766)
   Interest credited to policyholder contracts                 306,867      351,518      407,524
   Change in investment income due and accrued                   5,031       10,328       (3,081)
   Realized capital (gains) losses                             (22,430)     (45,930)     148,439
   Change in income taxes - net                                    (83)      26,480      (57,828)
   Change in reserves for commissions, expenses and taxes        2,002        9,163      (61,038)
   Amortization of premiums and discounts on securities        (33,678)      (8,669)      (9,661)
   Change in other assets and liabilities - net                 23,593      (46,146)      32,450
                                                           -----------  -----------  -----------
Net cash provided by operating activities                      413,629      347,558      204,964

Cash flows from investing activities:
   Sale of fixed maturities                                  3,106,933    4,188,555    3,307,316
   Redemptions and maturities of fixed maturities              716,121      493,880      667,900
   Sale of equity securities                                     1,409       33,802       11,789
   Sale of real estate                                               -            -       11,424
   Purchase of fixed maturities                             (3,809,615)  (4,551,183)  (4,678,000)
   Purchase of equity securities                                (3,153)      (4,763)         (68)
   Purchase of real estate                                      (1,319)      (4,231)           -
   Mortgage loans funded                                       (72,181)    (142,539)     (49,439)
   Repayments of mortgage loans                                 48,547       32,694       54,016
   Change in policy loans                                        7,460       84,946      (19,231)
   Change in short-term investments                            (20,260)      24,382      133,530
   Sales or distributions of other long-term investments        24,229       19,027       31,378
   Investments in other long-term investments                    1,871       (1,699)     (18,469)
   Other - net                                                   6,330       (3,895)     (58,536)
                                                           -----------  -----------  -----------
Net cash provided by (used in) investing activities              6,372      168,976     (606,390)

Cash flows from financing activities:
   Deposits on policyholder contracts                          149,355      185,933    1,112,583
   Withdrawals on policyholder contracts                      (635,369)    (749,867)    (698,884)
   Capital contribution from parent                             90,000       59,000            -
   Dividends to shareholders                                   (11,725)     (11,600)     (12,934)
                                                           -----------  -----------  -----------
Net cash provided by (used in) financing activities           (407,739)    (516,534)     400,765
                                                           -----------  -----------  -----------
Change in cash                                                  12,262            -         (661)
Cash at beginning of period                                          -            -          661
                                                           -----------  -----------  -----------
Cash at end of year                                             12,262            -            -
                                                           ===========  ===========  ===========

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                      STATEMENTS OF COMPREHENSIVE INCOME
                                (in thousands)

                                                      Years ended December 31,
                                                 ----------------------------------
                                                    2004        2003        2002
                                                 ----------  ----------  ----------
                                                 (Restated)  (Restated)  (Restated)
Comprehensive income

Net income (loss)                                $  107,883  $  101,293  $  (15,219)

Other comprehensive income

Change in net unrealized appreciation of
 investments - net of reclassifications              61,570     259,485     225,623
   Deferred income tax expense on above changes     (22,678)    (89,697)    (81,820)
                                                 ----------  ----------  ----------
Other comprehensive income                           38,892     169,788     143,803
                                                 ----------  ----------  ----------
Comprehensive income                             $  146,775  $  271,081  $  128,584
                                                 ==========  ==========  ==========

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations

    AIG Life Insurance Company (the "Company") is part of the Domestic Life Insurance Division (the "Life Division") of American International Group, Inc. ("AIG"), its ultimate parent. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable, terminal funding annuities, immediate annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

2.  Summary of Significant Accounting Policies

     (a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

     (b) Statutory Accounting: The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2004. Statutory net income and capital and surplus of the Company are as follows:

                                                    2004       2003
                                                 ---------- ----------
                                                    (in thousands)
         Statutory net income                    $  131,585 $   82,085
         Statutory capital and surplus           $  739,951 $  629,521

         The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals;
         (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings;
         (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and
         (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

     (c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

     (d) Investments: Fixed maturities classified as available-for-sale are recorded at fair value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at fair value. Dividend income is generally recognized on ex-dividend dates. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates fair value.

         Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of related deferred acquisition cost amortization and deferred income taxes in shareholders' equity.

         Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

         As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Companies management and a continual review of its investment.

         In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
         (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Company's management, the Company does not have the ability or intent to hold the investment until recovery, irrespective of the occurrence of one of the foregoing events.

         Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

         Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2004 and 2003.

         Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

         Other long-term investments consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are carried at net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income.

         Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

         Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly rated government agency securities and are short-term in nature, typically with a period of 30 days. These dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio. At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding.

         Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

         Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

     (e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews for reasonability, the carrying amounts of DAC on at least an annual basis.

         Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

         With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

         DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

     (f) Income Taxes: The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

         A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

     (g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

         Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

         For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

         Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

     (h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     (i) Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain amounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

     (j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     (k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

         Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

     (l) Derivatives: The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value.

         Statement of Financial Accounting Standards No. 133 - "Accounting for Derivative Instruments and Hedging Activities" (FAS 133) requires that third-party derivatives used for hedging must be specifically matched with the underlying exposures to an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company continues to believe its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

     (m) Reclassifications: Certain prior period items have been reclassified to conform to the current period presentation.

     (n) Recently Issued Accounting Standards: In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. All other entities, not considered VIEs, are evaluated for consolidation under existing guidance. In December 2003, the FASB issued a revision to Interpretation No. 46 ("FIN46R").

         The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

         The adoption of FIN46R did not have a significant impact on the Company's results of operations or financial condition.

         The following VIE activities are not consolidated by the Company under FIN46R:

         (i) The Company uses VIEs primarily in connection with certain guaranteed investment contract programs (GIC Programs). In the GIC Programs, the Company provides guaranteed investment contracts to VIEs which are not controlled by the Company, and in which the Company does not have a direct variable interest, as defined under FIN46R, in the entity. The VIE issues notes or bonds which are sold to third party institutional investors. The Company has no obligation to the investors in the notes or bonds. The proceeds from the securities issued by the VIE are invested by the VIE in the GICs. The Company uses their proceeds to invest in a diversified portfolio of securities, primarily investment grade bonds. Both the assets and the liabilities of the Company arising from these GIC Programs are presented in the Company's balance sheet.

         (ii)The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

        (iii)The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company pursuant to FIN46R.

         In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement is effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The one-time cumulative accounting change upon adoption was $6.9 million, after taxes, and recorded in the first quarter of 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company is required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

         In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's financial position or results of operations.

         In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's financial position or results of operations.

         In December 2004, the FASB issued statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's results of operations.

3.  Investment Information

     (a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                Years ended December 31,
                                           ----------------------------------
                                              2004        2003        2002
                                           ----------  ----------  ----------
                                           (Restated)  (Restated)  (Restated)
     Fixed maturities                      $  629,928  $  648,416  $  655,148
     Equity securities                             13       1,446       2,722
     Mortgage loans                            33,470      31,785      28,360
     Policy loans                              18,285      24,367      27,636
     Cash and short-term investments              673         520       1,702
     Other long-term investments               16,349       7,957      14,105
                                           ----------  ----------  ----------
        Total investment income               698,718     714,491     729,673

     Investment expenses                       (6,394)     (8,039)     (4,274)
                                           ----------  ----------  ----------
        Net investment income              $  692,324  $  706,452  $  725,399
                                           ==========  ==========  ==========

     (b) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2004, 2003 and 2002 are summarized below (in thousands):

                                                                   Years ended December 31,
                                                              ----------------------------------
                                                                 2004       2003         2002
                                                              ---------- ----------  -----------
                                                              (Restated) (Restated)   (Restated)
         Realized gains (losses) on investments:
         Fixed maturities                                     $  (2,703) $   27,352  $   (61,748)
         Equity securities                                          422       1,804       (7,304)
         Mortgage loans                                               -        (448)           -
         Derivatives                                             33,517      21,713      (28,450)
         Other long-term investments                             (8,806)     (4,491)     (50,937)
                                                              ---------  ----------  -----------
         Realized gains (losses)                              $  22,430  $   45,930  $  (148,439)
                                                              =========  ==========  ===========
         Change in net unrealized appreciation (depreciation)
          of investments:
         Fixed maturities                                     $  49,069  $  302,768  $   259,353
         Equity securities                                        1,775      (1,587)       7,976
         Deferred policy acquisition costs                       10,726     (41,696)     (41,706)
                                                              ---------  ----------  -----------
         Change in net unrealized appreciation (depreciation)
          of investments                                      $  61,570  $  259,485  $   225,623
                                                              =========  ==========  ===========

         During 2004, 2003 and 2002, gross gains of $59,556,000, $122,172,000 and $101,318,000, respectively, and gross losses of $60,759,000, $96,220,000 and $194,501,000, respectively, were realized on dispositions of fixed maturity investments. The 2004, 2003 and 2002 losses include writedowns of $13,357,000, $48,860,000 and $50,430,000, respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investments.

         During 2004, 2003 and 2002, gross gains of $422,000, $1,873,000 and
         $465,000, respectively, and gross losses of $0, $69,000 and $7,769,000, respectively, were realized on dispositions of equity securities.

         During 2004, the Company recognized a $7,318,776 write-down on its investment in a joint venture partnership.

         The following table summarizes the gross unrealized losses and cost on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 (in thousands).

                           12 months or less  Greater than 12 months         Total
                          ------------------- ---------------------- ---------------------
                           Fair    Unrealized  Fair      Unrealized    Fair     Unrealized
    December 31, 2004      Value     Losses    Value       Losses      Value      Losses
    --------------------  -------- ----------  --------  ----------  ---------- ----------
       Fixed maturities   $811,059  $22,018   $192,468    $20,386    $1,003,527  $42,404
       Equity Securities     3,440      440          -          -         3,440      440
                          --------  -------    --------   -------    ----------  -------
       Total              $814,499  $22,458   $192,468    $20,386    $1,006,967  $42,844
                          ========  =======    ========   =======    ==========  =======

         As of December 31, 2004, the Company held 210 and 1 of individual bond and stock investments that were in an unrealized loss position, of which 40 individual investments (bonds) were in an unrealized loss position continuously for 12 months or more.

         The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2004, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

         The Company recorded impairment losses net of taxes of $8,422,151 in 2004.

     (c) Amortized Cost and Fair Value of Fixed Maturities and Equity
         Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2004 and 2003 are as follows (in thousands):

                                                                Gross      Gross
                                                  Amortized   Unrealized Unrealized    Fair
        2004                                        Cost        Gains      Losses      Value
        ----                                     ------------ ---------- ---------- ------------
        Fixed maturities:
           U.S. Government and government
            agencies and authorities             $     66,124 $   12,039 $     238  $     77,925
           Foreign Governments                        102,437      7,976        38       110,375
           States, municipalities and political
            subdivisions                               36,141      4,348       200        40,289
           Mortgage-backed securities               1,115,677     54,862     3,525     1,167,014
           All other corporate                      7,886,625    635,758    38,403     8,483,980
                                                 ------------ ---------- ---------  ------------
        Total fixed maturities                   $  9,207,004 $  714,983 $  42,404  $  9,879,583
                                                 ============ ========== =========  ============
        Equity securities                        $      5,297 $    2,925 $     440  $      7,782
                                                 ============ ========== =========  ============

     (c) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities - (continued):

                                                                                 Gross      Gross
                                                                   Amortized   Unrealized Unrealized     Fair
      2003                                                            Cost       Gains      Losses      Value
      ----                                                        ------------ ---------- ---------- ------------
                                                                   (Restated)  (Restated) (Restated)  (Restated)
         Fixed maturities:
         U.S. Government and government agencies and authorities  $     60,499 $   15,079 $      43  $     75,535
         Foreign Governments                                            77,051      5,100       397        81,754
         States, municipalities and Political subdivisions              30,837      4,051       153        34,735
         Mortgage-backed securities                                  1,081,357     59,326     1,587     1,139,096
         All other corporate                                         7,961,061    609,429    67,295     8,503,195
                                                                  ------------ ---------- ---------  ------------
      Total fixed maturities                                      $  9,210,805 $  692,985 $  69,475  $  9,834,315
                                                                  ============ ========== =========  ============
      Equity securities                                           $      3,175 $      710 $       -  $      3,885
                                                                  ============ ========== =========  ============

    The amortized cost and fair value of fixed maturities, available for sale at December 31, 2004, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Amortized      Fair
                                                             Cost         Value
                                                          ------------ ------------
     Fixed maturity securities, excluding mortgage-backed
      securities:
        Due in one year or less                           $    443,199 $    451,481
        Due after one year through five years                1,646,489    1,740,183
        Due after five years through ten years               2,051,877    2,186,330
        Due after ten years                                  3,949,762    4,334,575
     Mortgage-backed securities                              1,115,677    1,167,014
                                                          ------------ ------------
        Total fixed maturity securities                   $  9,207,004 $  9,879,583
                                                          ============ ============

     (d) Net Unrealized Gains (Losses) on Fixed Maturities and Equity
         Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31 are as follows (in thousands):

                                                  2004       2003       2002
                                               ---------  ---------- ----------
                                                          (Restated) (Restated)
      Gross unrealized gains                   $ 717,908  $ 693,695  $ 608,187
      Gross unrealized losses                    (42,844)   (69,475)  (285,148)
      Deferred policy acquisition costs          (72,676)   (83,402)   (41,706)
      Deferred income tax expense               (213,673)  (190,995)  (101,298)
                                               ---------  ---------  ---------
      Net unrealized gains on securities       $ 388,715  $ 349,823  $ 180,035
                                               =========  =========  =========

     (e) Fixed Maturities Below Investment Grade: At December 31, 2004 and 2003, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $605,708,000 and $831,328,000, respectively, and an aggregate market value of $643,178,000 and $823,132,000, respectively.

     (f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

     (g) Investments Greater than 10% of Equity: There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2004.

     (h) Statutory Deposits: Securities with a carrying value of $3,395,000 and $3,387,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2004 and 2003, respectively.

     (i) Mortgage Loans: At December 31, 2004, mortgage loans were collateralized by properties primarily located in seven geographic areas, with loans totaling approximately 53% of the aggregate carrying value of the portfolio secured by properties located in the Northeast region, 15% in the West region and 12% in the Mid-Atlantic region, 9% in the Southeast and 8% in the Mid-west. No more than 3% of the portfolio was secured by properties in any other single geographic region.

         At December 31, 2004, the type of property collateralizing the mortgage loan portfolio was approximately 53% for office, 14% for residential, 10% for hotels, 9% for industrial, 8% for retail and 6% for other.

4.  Deferred Policy Acquisition Costs

         The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2004      2003      2002
                                                  --------  --------  --------
          Balance at beginning of year            $307,175  $386,258  $457,694
          Acquisition costs deferred                10,254    53,661    51,983
          Amortization charged to income           (74,381)  (91,048)  (76,703)
          Effect of net unrealized gains(losses)    10,726   (41,696)  (41,706)
          DAC transfer for terminated reinsurance       --        --    (5,010)
                                                  --------  --------  --------
          Balance at end of year                  $253,774  $307,175  $386,258
                                                  ========  ========  ========

         During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company expensed deferred policy acquisition costs totaling $5.0 million recorded with respect to this treaty.

5.  Policyholder Contract Deposits and Future Policy Benefits

     (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2004 and 2003 follows (in thousands):

                                                     2004       2003
                                                  ---------- ----------
         Policyholder contract deposits:
         Annuities                                $3,698,107 $3,831,436
         Universal life                              445,538    432,318
         Guaranteed investment contracts ("GICs")  1,247,678  1,405,624
         Corporate-owned life insurance            1,593,169  1,606,894
         Other contract deposits                      31,831     33,732
                                                  ---------- ----------
                                                  $7,016,323 $7,310,004
                                                  ========== ==========

                                                     2004       2003
                                                  ---------- ----------
                                                  (Restated) (Restated)
         Future policy benefits:
         Ordinary life                            $   71,398 $   68,919
         Group life                                   19,234     17,081
         Life contingent annuities                 1,049,910  1,023,355
         Terminal funding                          1,133,143  1,112,932
         Accident and health                         115,306    107,443
                                                  ---------- ----------
                                                  $2,388,991 $2,329,730
                                                  ========== ==========

     (b) The liability for policyholder contract deposits has been established based on the following assumptions:

         (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0 percent to 6.8 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6 percent grading to zero over a period of zero to 7 years.

         (ii) Domestically, GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.81 percent to 7.8 percent and maturities range from 3 to 7 years. The vast majority of these GICs mature within 5 years.

         (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2004 was 5.69 percent.
         (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 4.50 percent to 6.15 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 4.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

     (c) The liability for future policy benefits has been established based upon the following assumptions:

         (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 7.62 percent and grade to not less than 1.85 percent.

     (ii)Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.2 percent.

6.  Reserves For Guaranteed Benefits:

         Details concerning the Company's guaranteed minimum death benefit
         (GMDB) exposure as of December 31, 2004 were as follows:

                                                  Return of Net Deposits
                                                  Plus a Minimum Return
                                                  ----------------------
                                                  (dollars in millions)
         Account value                                 $      1,886
         Net amount at risk (a)                                 102
         Average attained age of contract holders                68
         Range of GMDB increase rates (b)               0.00%-10.00%

         (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
         (b) Reinsured with top rated companies

         The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                            (in thousands)
     Balance at January 1, 2004 (b)         $          733
     Guaranteed benefits incurred                    1,930
     Guaranteed benefits paid                       (2,311)
                                            --------------
     Balance at December 31, 2004           $          352
                                            ==============

         (b) Included is the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

   The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

     . Data used was 1,000 stochastically generated investment performance scenarios.
     .   Mean investment performance assumption was 10%.
     .   Volatility assumption was 16%.
     .   Mortality was assumed to be 87.5% of the 1983a table.
     . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 15%.
     .   The discount rate was 8%.

7.  Income Taxes

     (a) Income tax liabilities were as follows (in thousands):

                                     Years ended December 31,
                                     ------------------------
                                         2004         2003
                                     -----------  -----------
                                      (Restated)   (Restated)
      Current tax receivables        $     6,779  $    17,799
      Deferred tax liabilities          (241,514)    (229,940)
                                     -----------  -----------
         Income taxes payable        $  (234,735) $  (212,141)
                                     ===========  ===========

     The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                Years ended
                                                               December 31,
                                                         ------------------------
                                                             2004         2003
                                                         -----------  -----------
                                                          (Restated)   (Restated)
         Deferred tax assets applicable to:
         Policy reserves                                 $    36,595  $    42,717
         Basis differential of investments                    17,141       37,042
         Other                                                5, 991          121
                                                         -----------  -----------
         Total deferred tax assets                            59,727       79,880
                                                         -----------  -----------
      Deferred tax liabilities applicable to:
         Deferred policy acquisition costs                    88,821      107,511
         Net unrealized appreciation on debt and equity
          securities available for sale                      210,170      187,797
         Other                                                 2,250       14,512
                                                         -----------  -----------
         Total deferred tax liabilities                      301,241      309,820
                                                         -----------  -----------
      Net deferred tax liabilities                       $  (241,514) $  (229,940)
                                                         ===========  ===========

     (b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $2.2 million of policyholders' surplus on which deferred tax liability has not been provided, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on these distributions. During 2005, the Company distributed cash dividends in excess of $61 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

     (c) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal tax rate to pretax income (loss) as a result of the following differences (in thousands):

                                                     Years ended December 31,
                                                 -------------------------------
                                                    2004       2003       2002
                                                 ---------- ---------- ----------
                                                 (Restated) (Restated) (Restated)
      Income tax expense at statutory percentage
       of GAAP pretax income (loss)              $  61,147  $  53,916  $  (8,452)
      State income tax                                 315         78      1,272
      Dividends received deduction                       -          -       (630)
      Prior year true-up                            (1,540)      (759)    (1,125)
      Other                                            (11)      (481)         7
                                                 ---------  ---------  ---------
      Income tax expense (benefit)               $  59,911  $  52,754  $  (8,928)
                                                 =========  =========  =========

     (d) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1991 to 2001. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

         The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.  Commitments and Contingencies

         The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

         The Company had $27.5 million and $25.8 million of unfunded commitments for its investments in limited partnerships at December 31, 2004 and 2003, respectively.

         On February 9, 2006, American International Group, Inc. (AIG) announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
         (DOI). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company will need to obtain permission from the SEC to continue to provide its variable annuities. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

9.  Derivative Financial Instruments

     (a) Use of Derivative Financial Instruments: The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

     (b) Interest Rate and Currency Swap Agreements: The Company uses interest rate swap agreements to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps involved in qualifying hedging relationships in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps involved in qualifying hedging relationships in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

         Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

         The difference between amounts paid and received on swap agreements involved in qualifying hedging relationships is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.
         The Company continues to believe its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).
         Swap agreements generally have terms of two to ten years. Any gain or loss from early termination a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

         Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                 2004    2003
                                                                                ------  ------
         Liability swaps
         Interest rate swap agreements to receive floating rate:
            Notional amount                                                     $606.9  $606.9
            Fair Value                                                           (27.7)  (28.8)
         Currency swap agreements (receive Koruna dollars/pay U. S. dollars):
            Notional amount (in U.S. dollars)                                   $ 52.4  $ 52.4
            Fair Value                                                            23.8   (13.1)
         Currency swap agreements (receive Euro dollars/pay U. S. dollars):
            Notional amount (in U.S. dollars)                                   $ 51.1  $ 51.1
            Fair Value                                                            29.1    21.1
         Currency swap agreements (receive Japanese Yen/pay U.S. dollars):
            Notional amount (in U.S. dollars)                                        -  $ 58.3
            Fair Value                                                               -    11.3

         Asset Swaps:
         Currency swap agreements (receive U.S. dollars/pay Euro dollars):
            Notional amount (in U.S. dollars)                                   $ 15.8  $ 15.8
            Fair Value                                                            (5.0)   (3.5)
         Currency swap agreements (receive U.S. dollars/pay British pounds):
            Notional amount (in U.S. dollars)                                   $ 40.0  $    -
            Fair Value                                                            (4.8)      -
         Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
            Notional amount (in U.S. dollars)                                   $  7.3  $    -
            Fair Value                                                            (1.3)      -
         Currency swap agreements (receive U.S. dollars/pay Australian dollars:
            Notional amount (in U.S. dollars)                                   $ 30.0  $    -
            Fair Value                                                            (1.8)      -

     (c) Risks Inherent In the Use of Derivatives:

         Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

         Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the Company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

10. Fair Value of Financial Instruments

     (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

         The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                  Fair       Carrying
         2004                                    Value        Amount
         ----                                  ----------   ----------
                                               (Restated)   (Restated)
         Cash and short-term investments       $   52,928   $   52,928
         Fixed maturities                       9,879,583    9,879,583
         Equity securities                          7,782        7,782
         Mortgage and policy loans                759,014      748,791
         Investment contracts                   4,972,727    4,945,786
         Other long-term investments               57,092       57,092
         Assets and liabilities related
          to separate accounts                  3,218,345    3,218,345
         Derivative assets                         52,886       52,886
         Derivative liabilities                    40,494       40,494

                                                  Fair       Carrying
         2003                                    Value        Amount
         ----                                  ----------   ----------
                                               (Restated)   (Restated)
         Cash and short-term investments       $   20,405   $   20,405
         Fixed maturities                       9,834,315    9,834,315
         Equity securities                          3,885        3,885
         Mortgage and policy loans                758,274      732,675
         Investment contracts                   5,496,930    5,237,060
         Other long-term investments               75,355       75,355
         Assets and liabilities related
          to separate accounts                  3,209,288    3,209,288
         Derivative assets                         36,495       36,495
         Derivative liabilities                    49,479       49,479

     (b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

         Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

         Fixed maturity securities: Fair value is based principally on independent pricing services broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

         Equity securities: Fair values for equity securities were based upon quoted market prices.

         Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were estimated to approximate carrying value.

         Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

         Other long-term investments: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

         Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

         Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11. Shareholders' Equity:

     (a) The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 2,500 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2004 and 2003. The holder of Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has no additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

     (b) The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2004 and 2003, the Company paid dividends of $11,725,000 and $11,600,000, respectively, to its shareholders.

     (c) The Company recorded a capital contribution from its parent in the amount of $90 million during 2003. The contribution was received by the Company subsequent to December 31, 2003. The Company also recorded a capital contribution from its parent in the amount of $59 million during 2002, that was received during 2003.

12. Employee Benefits

     (c) Effective January 1, 2002, substantially all the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13. Reinsurance

     (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

    The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                           Premiums and Other Considerations
                                               Life     ---------------------------------------
                                             Insurance              Accident
        2004                                 in Force      Life    and Health Annuity   Total
        ----                                ----------  ---------- ---------- ------- ----------
                                                        (Restated)                    (Restated)
           Gross Premiums                   36,527,437   163,299    365,337   140,710  669,346
               Assumed - Nonaffiliated               -      (113)         -         -     (113)
               Assumed - Affiliated             10,949       (49)         -         -      (49)
                                            ----------   -------    -------   -------  -------
           Total Assumed                        10,949      (162)         -         -     (162)

               Ceded - Nonaffiliated        10,581,608    31,117      8,899     5,705   45,721
               Ceded - Affiliated            3,828,489       764    316,288         -  317,052
                                            ----------   -------    -------   -------  -------
           Total Ceded                      14,410,097    31,881    325,187     5,705  362,773
                                            ----------   -------    -------   -------  -------
           Net Premiums                     22,128,289   131,256     40,150   135,005  306,411
                                            ==========   =======    =======   =======  =======
        Percentage of Amount Assumed to Net       0.05%     0.13%         -         -     0.05%

                                                           Premiums and Other Considerations
                                               Life     ---------------------------------------
                                             Insurance              Accident
        2003                                 in Force      Life    and Health Annuity   Total
        ----                                ----------  ---------- ---------- ------- ----------
                                                        (Restated)                    (Restated)
           Gross Premiums                   41,971,038   152,345    341,266    62,945  556,556
               Assumed - Nonaffiliated               -       113          -         -      113
               Assumed - Affiliated             18,593        (9)   (33,385)        -  (33,394)
                                            ----------   -------    -------   -------  -------
           Total Assumed                        18,593       104    (33,385)        -  (33,281)

               Ceded - Nonaffiliated        10,887,505    19,328     19,702     6,422   45,452
               Ceded - Affiliated            4,334,490       (12)   250,592         -  250,580
                                            ----------   -------    -------   -------  -------
           Total Ceded                      15,221,995    19,316    270,294     6,422  296,032
                                            ----------   -------    -------   -------  -------
           Net Premiums                     26,767,636   133,133     37,587    56,523  227,243
                                            ==========   =======    =======   =======  =======
        Percentage of Amount Assumed to Net       0.07%     0.08%    -88.82%        -   -14.78%

                                                           Premiums and Other Considerations
                                               Life     ---------------------------------------
                                             Insurance              Accident
         2002                                in Force      Life    and Health Annuity   Total
         ----                               ----------  ---------- ---------- ------- ----------
                                                        (Restated)                    (Restated)
            Gross Premiums                  44,235,453   145,331    318,180   121,882  585,393

                Assumed--Nonaffiliated               -                  274         -      274
                Assumed--Affiliated             32,236         -     33,385         -   33,385
                                            ----------   -------    -------   -------  -------
            Total Assumed                       32,236         -     33,659         -   33,659

                Ceded--Nonaffiliated        11,432,735    19,312     21,508     6,546   47,366
                Ceded--Affiliated               99,071      (285)   287,241         -  286,956
                                            ----------   -------    -------   -------  -------
            Total Ceded                     11,531,806    19,027    308,749     6,546  334,322
                                            ----------   -------    -------   -------  -------
            Net Premiums                    32,735,883   126,304     43,090   115,336  284,730
                                            ==========   =======    =======   =======  =======
         Percentage of Amount Assumed to
           Net                                     0.1%        -       78.1%        -    11.89%

     (b) Reinsurance recoveries, which reduced death and other benefits, approximated $239,618,000 and $208,579,000, respectively, for each of the years ended December 31, 2004 and 2003.

         The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14. Transactions with Related Parties

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2004 was $317,052,000 and $20,133,000 respectively. Premium income and commission ceded for 2003 amounted to $250,580,000 and $19,719,000, respectively. Premium income and commission ceded to affiliates amounted to $286,956,000 and $19,671,000, respectively, for the year ended December 31, 2002.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2004, 2003 and 2002, the Company was charged $26,601,000, $25,800,000 and $48,756,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $0, $0 and $17,155,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) The Company's insurance policy obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh ("National Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. While National Union does not publish financial statements, it does file statutory annual and quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

     (d) In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Restatement

         In connection with preparation of AIG's consolidated financial statements included in the 2004 Annual Report on Form 10-K, AIG's current management initiated an internal review of AIG's books and records, which was substantially expanded in mid-March. As a result of the internal review, AIG concluded that the accounting for certain transactions and certain relationships needed to be restated or adjusted. As part of this internal review, the Company completed a review of its own books and records and concluded that the accounting for certain transactions needed to be restated or adjusted also (the First Restatement). The restated consolidated financial statements were issued on May 2, 2005.

         As announced on November 9, 2005, AIG identified certain errors, the preponderance of which were identified during the remediation of material weaknesses in internal controls at AIG, that due to their significance, caused AIG to restate results again. As part of this restatement, the Company again identified certain errors in its own books and records and concluded that the accounting for certain transactions needed to be restated or adjusted also (the Second Restatement).

    The following provides details of the accounting adjustments included in the Restatements of the Company's financial statements. Relevant disclosures have been restated in the footnotes affected by the restatements discussed below.

     a)  Details of Accounting Adjustments included in the First Restatement

     . General Allowance for Mortgage Loans. Prior to 2002, the Company had established a general allowance for mortgage loans in case of adverse development in their mortgage loan portfolio. Since the Company performs a loan-specific review for impairments at the end of each reporting period, the Company determined that the general allowance was not correct under GAAP and has reversed the general allowance for mortgage loans. The effect of the mortgage loan reserve adjustment was to increase the Company's Mortgage loans on real estate by $14.0 million in 2003 with a corresponding after tax impact of $9.1 million increasing the Company's 2002 Beginning retained earnings as the reserve was established prior to 2002.

     . Liability for Pending Surrenders and Withdrawals. In 2002, processing of certain annuity surrenders and withdrawals resulted in a duplication of the pending liability. This duplication error was identified and corrected in 2003. This restatement records that correction and removes the duplicate pending liability in 2002. The effect of this adjustment was to increase the Company's Death and other benefits by $10.2 million in 2003 and reduced Death and other benefits by $10.2 million in 2002.

     . Cash flow information. Certain cash flow information was restated to conform to the new 2004 presentation. This primarily related to the presentation of interest credited to policyholders and the presentation of policyholder deposits and withdrawals. The impact of these reclassifications had no effect on the Company's cash position in any period.

     . Other. Various non-significant adjustments, are reflected to correct or adjust the previously reported GAAP amounts.

     b)  Details of Accounting Adjustments included in the Second Restatement

     . Accounting for Derivatives (FASB No. 133 - "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133")). During the third quarter of 2005, the Company identified and corrected additional errors identified during AIG's remediation of the previously disclosed material weakness in internal controls surrounding accounting for derivatives and related assets and liabilities under FAS 133. The Company identified hedging relationships for which (1) required contemporaneous hedge documentation was not completed in a timely manner, and (2) the short cut method of hedge accounting was incorrectly applied. The Company continues to believe such hedging activities have been and remain economically effective, but did not and do not currently qualify for hedge accounting. This restatement reflects an adjustment to reverse hedge accounting and record mark-to-market adjustments on derivatives as realized gains and losses. This adjustment was generally a reclassification of changes in fair value of the Company's derivatives between Accumulated other comprehensive income and Realized capital gains (losses). The Company's Income before income taxes increased by $26.3 million in 2004, decreased by $6.8 million in 2003 and decreased by $44.2 million in 2002 as a result of the adjustments related to derivatives. The Company's Beginning retained earnings decreased by $6.8 million in 2002 as a result of adjustments related to derivatives in prior periods.

    . Real Estate Partnerships. The Company identified and corrected the accounting for certain real estate partnerships for which the Company incorrectly applied the equity method of accounting. The effect of the real estate partnerships adjustment on the Company's Net investment income was $(2.1) million, $(0.5) million and $1.5 million for 2004, 2003 and 2002, respectively. The Company's Beginning retained earnings decreased $6.5 million in 2002 as result of adjustments related to these partnerships in prior periods.
    . Overpayment of Reinsurance Premiums. The Company discovered that due to incorrect reinsurance rates coded in its reinsurance administration system related to a certain block of reinsured policies, that it overpaid certain reinsurance premiums. This restatement reflects a correction of these rates and the resulting adjustment to reinsurance premiums. The effect of the correction increased the Company's Premiums and other considerations by $7.0 million, $5.8 million and $4.6 million for 2004, 2003 and 2002, respectively.
    . Payout Annuity Reserves. The Company identified and corrected prior period reserves related to their payout annuities due to errors discovered in its reserving system. This restatement reflects an adjustment to record the correct level of reserves for these policies under GAAP. The effect of the correction to the Company's Increase in future policy benefits was $4.1 million, $5.9 million and $(1.1) million for 2004, 2003 and 2002, respectively. The Company's Beginning retained earnings decreased $3.6 million in 2002 as a result of this correction in prior periods.

   A summary of the adjustments made and their effect on the financial statements is presented below (in thousands):

                                                                           As of and for the year ended
                                                                                December 31, 2004
                                                                      -------------------------------------
                                                                      As previously                  As
                                                                        reported     Adjustment   restated
                                                                      -------------  ----------  ----------
Balance Sheets
   Other long-term investments                                        $      68,168  $  (11,076)     57,092
   Premium and insurance balances receivable                                 36,268      17,476      53,744
   Total assets                                                          14,604,674       6,400  14,611,074
   Future policy benefits for life and accident and health insurance      2,374,661      14,330   2,388,991
   Income taxes payable                                                     237,511      (2,776)    234,735
   Total liabilities                                                     13,133,726      11,554  13,145,280
   Accumulated other comprehensive income                                   365,909      22,806     388,715
   Retained earnings                                                        547,872     (27,961)    519,911
   Total liabilities and shareholders' equity                            14,604,674       6,400  14,611,074

Statements of Income
   Premiums                                                                 299,367       7,044     306,411
   Net investment income                                                    694,417      (2,093)    692,324
   Realized capital gains (losses)                                          (11,087)     33,517      22,430
   Death and other benefits                                                 366,950       7,187     374,137
   Increase in future policy benefits                                        34,901       4,063      38,964
   Deferred income tax expense                                              (16,881)      9,527      (7,354)
   Net income (loss)                                                         90,192      17,691     107,883

                                                              As of and for the year ended
                                                                    December 31, 2004
                                                          ------------------------------------
                                                          As previously                  As
                                                            reported     Adjustment   restated
                                                          -------------  ----------  ---------
Statements of Shareholders' Equity
   Change in net derivative gains arising from cash
    flow hedging Activities                                      22,786     (22,786)        --
   Deferred income tax expense on above changes                  (7,975)      7,975         --
   Accumulated other comprehensive income                       365,909      22,807    388,716
   Retained earnings                                            547,872     (27,961)   519,911
   Total shareholders' equity                                 1,470,948      (5,154) 1,465,794

Statements of Cash Flows
   Change in insurance reserves                           $      46,853  $    4,063     50,916
   Change in premiums and insurance balances
    receivable and payable - net                                 13,020      (7,044)     5,976
   Change in other policyholder contracts'                     (114,534)      7,187   (107,347)
   Realized capital (gains) losses                               11,087     (33,517)   (22,430)
   Change in income taxes - net                                  (9,610)      9,527        (83)
   Net cash provided by operating activities                    415,722      (2,093)   413,629
   Sales or distributions of other long-term investments             --      24,229     24,229
   Investments in other long-term investments                    24,007     (22,136)     1,871
   Net cash provided by investing activities                      4,279       2,093      6,372

                                                                  As of and for the year ended
                                                                       December 31, 2003
                                                       --------------------------------------------------
                                                       As previously  Adjustments  Adjustments
                                                       reported prior   made in      made in
                                                           to the         the          the
                                                           first         first       second        As
                                                        restatement   restatement  restatement  Restated
                                                       -------------- -----------  ----------- ----------
Balance Sheet
   Mortgage loans on real estate                        $   456,767   $    14,000   $      -      470,767
   Amounts due from related parties                          89,049         5,700          -       94,749
   Other long-term investments                               84,338             -     (8,983)      75,355
   Premium insurance balances Receivable                     30,775             -     10,432       41,207
   Total assets                                          14,572,439        59,321      1,449   14,633,209
   Future policy benefits for life and accident and
    health insurance contracts                            2,319,463             -     10,267    2,329,730
   Amounts due to related parties                            19,564           100          -       19,664
   Income taxes payable                                     207,963         8,505     (4,327)     212,141
   Derivative liabilities, at fair value                     45,935             -      3,544       49,479
   Other liabilities                                         53,563        (4,700)         -       48,863
   Total liabilities                                     13,249,456        43,526      9,484   13,302,466
   Accumulated other comprehensive                                -             -          -            -
   Income                                                   312,966          (760)    37,617      349,823
   Retained earnings                                        452,850        16,555    (45,652)     423,753
   Total liabilities and shareholders'                            -             -          -            -
   Equity                                                14,572,439        59,321      1,449   14,633,209

Statements of Income
   Premiums                                             $   221,443   $         -   $  5,800      227,243
   Net investment income                                    709,945        (3,000)      (493)     706,452
   Realized capital gains (losses)                           22,817         1,400     21,713       45,930
   Increase in future policy benefits                        (2,978)            -      5,861        2,883
   Death and other benefits                                 279,112        10,226     28,518      317,856
   Insurance acquisition and other operating expenses       156,346        (3,025)         -      153,321
   Deferred income tax expense                               29,146        (3,123)    (2,576)      23,447
   Net income (loss)                                        111,874        (5,798)    (4,783)     101,293

                                                                      As of and for the year ended
                                                                            December 31, 2003
                                                          ----------------------------------------------------
                                                                            Adjustments  Adjustments
                                                            As previously     made in      made in
                                                          reported prior to     the          the
                                                                 the           first       second        As
                                                          first restatement restatement  restatement  restated
                                                          ----------------- -----------  ----------- ---------
Statements of Shareholders' Equity
   Change in net unrealized appreciation of
    investments - net of reclassifications                        259,290           195          -     259,485
   Deferred income tax expense on above changes                   (89,629)          (68)         -     (89,697)
   Change in net derivative losses arising
    from cash flow hedging activities                              (3,261)            -      3,261           -
   Deferred income tax benefit on above changes                     1,142             -     (1,142)          -
   Accumulated other comprehensive income                         312,966          (760)    37,617     349,823
   Retained earnings                                              452,850        16,555    (45,652)    423,753
   Total shareholders' equity                                   1,322,983        15,795     (8,035)  1,330,743

Statements of Cash Flows
   Change in insurance reserves                             $      14,357   $         -   $  5,861      20,218
   Change in premiums and insurance
    balances receivable and payable - net                          (6,105)            -     (5,800)    (11,905)
   Change in other policyholders' contracts                        70,645   $  (150,652)  $ 28,518     (51,489)
   Interest credited to policyholders' contracts                        -       351,518          -     351,518
   Change in income taxes - net                                    32,179        (3,123)    (2,576)     26,480
   Change in deferred policy acquisition costs                     37,377             -       (105)     37,272
   Realized capital (gains) losses                                (22,817)       (1,400)   (21,713)    (45,930)
   Net cash provided by operating activities                      157,611       190,440       (493)    347,558
   Change in policy loans                                          82,146         2,800          -      84,946
   Sales or distributions of other long-term investments                -             -     19,027      19,027
   Investments in other long-term investments                      19,435        (2,600)   (18,534)     (1,699)
   Net cash provided by investing activities                      168,283           200        493     168,976
   Net policyholder account deposits/ withdrawals                (373,294)      373,294          -           -
   Deposits on policyholders contracts                                  -       185,933          -     185,933
   Withdrawals on policyholder contracts                                -      (749,867)         -    (749,867)
   Net cash used in financing activities                         (325,894)     (190,640)         -    (516,534)

                                                                          As of and for the year ended
                                                                                December 31, 2002
                                                               --------------------------------------------------
                                                                                 Adjustments Adjustments
                                                                 As previously     made in     made in
                                                               reported prior to     the         the
                                                                      the           first      second       As
                                                               first restatement restatement restatement restated
                                                               ----------------- ----------- ----------- --------
Statements of Income
   Premiums                                                     $      280,098    $      -    $  4,632    284,730
   Net investment income                                               725,475      (1,557)      1,481    725,399
   Realized capital gains (losses)                                    (151,424)     31,435     (28,450)  (148,439)
   Increase in future policy benefits                                    8,197           -      (1,113)     7,084
   Death and other benefits                                            306,543     (10,226)     15,773    312,090
   Insurance acquisition and other operating expenses                  155,383       3,756           -    159,139
   Deferred income tax expense                                         (30,532)     12,038     (12,949)   (31,443)
   Net income (loss)                                                   (13,524)     22,353     (24,048)   (15,219)

Statements of Shareholder's Equity
   Accumulated other comprehensive-beginning balance                    11,279      18,200       6,753     36,232
   Change in net unrealized appreciation of investments - net
    of reclassifications                                               254,988     (29,365)          -    225,623
   Deferred income tax expense on above changes                        (92,098)     10,278           -    (81,820)
   Change in net derivative losses arising
    from cash flow hedging activities                                  (44,223)          -      44,223          -
   Deferred income tax benefit on above changes                         15,478           -     (15,478)         -
   Accumulated other comprehensive income                              145,424        (887)     35,498    180,035
   Retained earnings - beginning balance                               379,034           -     (16,821)   362,213
   Retained earnings                                                   352,576      22,353     (40,869)   334,060
   Total shareholders' equity                                          965,167      21,466      (5,371)   981,262

                                                                                As of and for the year ended
                                                                                      December 31, 2002
                                                                     --------------------------------------------------
                                                                     As previously   Adjustments Adjustments
                                                                     reported prior    made in     made in
                                                                         to the          the         the
                                                                         first          first      second         As
                                                                      restatement    restatement restatement   restated
                                                                     --------------  ----------- -----------  ---------
Statements of Cash Flows
   Change in other policyholders' contracts                          $      362,844  $ (631,383) $    15,773   (252,766)
   Interest credited to policyholder contracts                                    -     407,524            -    407,524
   Change in insurance reserves                                             (66,703)          -       (1,113)   (67,816)
   Change in premiums and insurance balances receivable and payable
     - net                                                                   22,664           -       (4,632)    18,032
   Change in income taxes - net                                             (56,917)     12,038      (12,949)   (57,828)
   Change in deferred policy acquisition costs                               29,499         313            -     29,812
   Realized capital (gains) losses                                          151,424     (31,435)      28,450    148,439
   Change in other assets and liabilities - net                              25,293       7,157            -     32,450
   Net cash provided by operating activities                                416,916    (213,433)       1,481    204,964
   Change in policy loans                                                   (16,431)     (2,800)           -    (19,231)
   Sales or distributions of other long- term investments                         -           -       31,378     31,378
   Investments in other long-term investments                                11,790       2,600      (32,859)   (18,469)
   Net cash used in investing activities                                   (604,709)       (200)      (1,481)  (606,390)
   Net policyholder account deposits/ withdrawals                           200,066    (200,066)           -          -
   Deposits on policyholders contracts                                            -   1,112,583            -  1,112,583
   Withdrawals on policyholder contracts                                          -    (698,884)           -   (698,884)
   Net cash provided by financing activities                                187,132     213,633            -    400,765

                          AIG LIFE INSURANCE COMPANY
                         (a wholly-owned subsidiary of
                      American International Group, Inc.)

                        UNAUDITED FINANCIAL STATEMENTS

               FOR THE PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

                          AIG LIFE INSURANCE COMPANY
                                BALANCE SHEETS
                                (in thousands)

                                       September 30, December 31, December 31,
                                           2005          2004         2003
                                       ------------- ------------ ------------
                                        (Unaudited)   (Restated)   (Restated)
 Assets

 Investments:

 Fixed maturities:
    Bonds available for sale, at fair
      value...........................  $ 9,827,554  $ 9,879,583  $ 9,834,315
    (cost: 2005 - $9,310,747; 2004 -
      $9,207,004, 2003 - $9,210,805)
 Equity securities available for
   sale, at fair value................       28,828        7,782        3,885
    (cost: 2005 - $25,517; 2004 -
      $5,297; 2003 - $3,175)
 Mortgage loans on real estate........      476,649      494,343      470,767
 Policy loans.........................      235,248      254,448      261,908
 Other long-term investments..........       22,956       57,092       75,355
 Derivative assets, at fair value.....       37,559       52,886       36,495
 Short-term investments, at cost
   (approximates fair value)..........       54,618       40,666       20,405
                                        -----------  -----------  -----------
 Total investments....................   10,683,412   10,786,800   10,703,130

 Cash.................................           --       12,262           --
 Investment income due and accrued....      151,106      142,437      147,468
 Reinsurance assets...................      123,715      118,973      123,500
 Deferred policy acquisition costs....      239,768      253,774      307,175
 Premium and insurance balances
   receivable.........................       33,674       53,744       41,207
 Amounts due from related parties.....        3,407       13,159       94,749
 Other assets.........................       19,631       11,580        6,692
 Assets held in separate accounts.....    3,120,847    3,218,345    3,209,288
                                        -----------  -----------  -----------
    Total assets......................  $14,375,560  $14,611,074   14,633,209
                                        ===========  ===========  ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                                BALANCE SHEETS
                     (in thousands, except share amounts)

                                        September 30, December 31, December 31,
                                            2005          2004         2003
                                        ------------- ------------ ------------
                                         (Unaudited)   (Restated)   (Restated)
Liabilities

Policyholders' contract deposits.......  $ 6,870,837  $ 7,016,323  $ 7,310,004
Future policy benefits for life and
  accident and health insurance
  contracts............................    2,419,289    2,388,991    2,329,730
Reserve for unearned premiums..........       25,313       22,371       23,372
Policy and contract claims.............      117,560       99,492       99,925
Amounts due to related parties.........       66,408       58,686       19,664
Income taxes payable...................      206,982      234,735      212,141
Derivative liabilities, at fair value..       10,373       40,494       49,479
Other liabilities......................      114,581       65,843       48,863
Liabilities related to separate
  accounts.............................    3,120,847    3,218,345    3,209,288
                                         -----------  -----------  -----------
   Total liabilities...................   12,952,190   13,145,280   13,302,466
                                         -----------  -----------  -----------

Shareholders' equity

Series A preferred stock, $100,000 par
  value;
2,500 shares authorized, issued and
  outstanding..........................      250,000      250,000      250,000
Common stock, $5 par value; 1,000,000
  shares authorized; 976,703 issued
  and outstanding......................        4,884        4,884        4,884
Additional paid-in capital.............      302,283      302,283      302,283
Accumulated other comprehensive income.      304,247      388,716      349,823
Retained earnings......................      561,956      519,911      423,753
                                         -----------  -----------  -----------
   Total shareholders' equity..........    1,423,370    1,465,794    1,330,743
                                         -----------  -----------  -----------
Total liabilities and shareholders'
  equity...............................   14,375,560  $14,611,074   14,633,209
                                         ===========  ===========  ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                             STATEMENTS OF INCOME
                                (in thousands)
                                  (Unaudited)

                                                      Nine months ended
                                                        September 30,
                                                      -----------------
                                                        2005     2004
                                                      -------- --------
        Revenues:
           Premiums and other considerations......... $213,606 $225,468
           Net investment income.....................  564,782  525,866
           Realized capital gains (losses)...........   25,592    7,986
                                                      -------- --------
               Total revenues........................  803,980  759,320
                                                      -------- --------
        Benefits and expenses:
           Death and other benefits..................  294,389  302,404
           Increase (decrease) in future policy
             benefits................................   59,361  (42,913)
           Interest credited on policyholder
             contract deposits.......................  214,343  298,564
           Insurance acquisition and other operating
             expenses................................   83,030   88,634
                                                      -------- --------
               Total benefits and expenses...........  651,123  646,689
                                                      -------- --------
        Income before income taxes...................  152,857  112,631
                                                      -------- --------
        Income taxes:
           Current...................................   36,592   45,097
           Deferred..................................   15,845   (7,337)
                                                      -------- --------
               Total income tax expense..............   52,437   37,760
                                                      -------- --------
        Net income................................... $100,420 $ 74,871
                                                      ======== ========

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                      STATEMENTS OF SHAREHOLDERS' EQUITY
                                (in thousands)

                                        September 30, December 31, December 31,
                                            2005          2004         2003
                                        ------------- ------------ ------------
                                         (Unaudited)   (Restated)   (Restated)
 Preferred Stock

 Balance at beginning and end of year..  $  250,000    $  250,000   $  250,000
                                         ----------    ----------   ----------
 Common stock

 Balance at beginning and end of year..       4,884         4,884        4,884
                                         ----------    ----------   ----------
 Additional paid-in capital

 Balance at beginning of year..........     302,283       302,283      212,283
 Capital contribution from parent......          --            --       90,000
                                         ----------    ----------   ----------
 Balance at end of year................     302,283       302,283      302,283
 Accumulated other comprehensive
   income

 Balance at beginning of year..........     388,715       349,823      180,035
 Change in net unrealized
   appreciation (depreciation) of
   investments - net of
   reclassifications...................    (129,950)       61,570      259,485
    Deferred income tax benefit
      (expense) on above changes.......      45,482       (22,677)     (89,697)
                                         ----------    ----------   ----------
 Balance at end of year................     304,247       388,716      349,823
                                         ----------    ----------   ----------
 Retained earnings

 Balance at beginning of year..........     519,911       423,753      334,060
 Net income............................     100,420       107,883      101,293
 Dividends to shareholders.............     (58,375)      (11,725)     (11,600)
                                         ----------    ----------   ----------
 Balance at end of year................     561,956       519,911      423,753
                                         ----------    ----------   ----------
        Total shareholders' equity.....  $1,423,370    $1,465,794    1,330,743
                                         ==========    ==========   ==========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                           STATEMENTS OF CASH FLOWS
                                (in thousands)
                                  (Unaudited)

                                                       Nine months ended
                                                         September 30,
                                                   ------------------------
                                                       2005         2004
                                                   -----------  -----------
   Cash flows from operating activities:
      Net income.................................. $   100,420  $    74,871

   Adjustments to reconcile net income to net
     cash provided by operating activities:
          Change in insurance reserves............      51,308       64,223
          Change in premiums and insurance
            balances receivable and payable -
            net...................................      23,248        6,466
          Change in reinsurance assets............      (4,746)       4,439
          Change in deferred policy
            acquisition costs.....................      39,302       47,023
          Change in other policyholders'
            contracts.............................     159,210      (83,144)
          Interest credited to policyholder
            contracts.............................     214,343      298,564
          Change in investment income due and
            accrued...............................      (8,669)      (9,405)
          Realized capital (gains) losses.........     (25,592)      (7,986)
          Change in income taxes - net............      17,728      (36,596)
          Change in reserves for commissions,
            expenses and taxes....................      (4,929)        (393)
          Amortization of premiums and
            discounts on securities...............      (8,590)     (10,347)
          Change in other assets and
            liabilities - net.....................      69,417       20,956
                                                   -----------  -----------
   Net cash provided by operating activities......     622,450      368,671

   Cash flows from investing activities:
          Sale of fixed maturities................   3,986,335    2,767,668
          Redemptions and maturities of fixed
            maturities............................     578,437      276,075
          Sale of equity securities...............      19,616          252
          Purchase of fixed maturities............  (4,088,164)  (2,755,370)
          Purchase of equity securities...........     (41,948)      (2,186)
          Purchase of real estate.................      (1,619)      (1,319)
          Mortgage loans funded...................     (68,515)     (62,242)
          Repayments of mortgage loans............      77,815       29,911
          Change in policy loans..................      19,200        1,793
          Change in short-term investments........     (13,952)       3,027
          Sales or distributions of other
            long-term investments.................      28,794       22,995
          Investments in other long-term
            investments...........................     (12,546)          35
          Other - net.............................    (556,760)    (276,327)
                                                   -----------  -----------
   Net cash provided by (used in) investing
     activities...................................     (73,307)       4,312

   Cash flows from financing activities:
          Deposits on policyholder contracts......      99,012       58,161
          Withdrawals on policyholder
            contracts.............................    (602,042)    (488,961)
          Capital contribution from parent........          --       90,000
          Dividends to shareholders...............     (58,375)      (8,819)
                                                   -----------  -----------
   Net cash used in financing activities..........    (561,405)    (349,619)
                                                   -----------  -----------
   Change in cash.................................     (12,262)      23,364
   Cash at beginning of period....................      12,262           --
                                                   -----------  -----------
   Cash at end of year............................ $        --  $    23,364
                                                   ===========  ===========

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                      STATEMENTS OF COMPREHENSIVE INCOME
                                (in thousands)
                                  (Unaudited)

                                                      Nine months ended
                                                        September 30,
                                                     ------------------
                                                        2005      2004
                                                     ---------  -------

       Comprehensive income

       Net income................................... $ 100,420  $74,871

       Other comprehensive income

       Change in net unrealized appreciation
         (depreciation) of investments - net of
         reclassifications..........................  (129,950)  14,705
          Deferred income tax benefit (expense) on
            above changes...........................    45,482   (5,148)
                                                     ---------  -------
       Other comprehensive income (loss)............   (84,468)   9,557
                                                     ---------  -------
       Comprehensive income......................... $  15,952  $84,428
                                                     =========  =======

                See accompanying notes to financial statements.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Summary of Significant Accounting Policies

   Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

   The interim financial statements for the nine month periods are unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair statement of the financial statements have been included. The nature of the Company's business is such that the results of any interim period are not necessarily indicative of results for a full year. In presenting the Financial Statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term.

   Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation.

2. Other Events

   On February 9, 2006, American International Group, Inc. (AIG) announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company will need to obtain permission from the SEC to continue to provide its variable annuities. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

   Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial statements. Financial statements of the Guarantor, incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-117376/811-05301) filed on
       October 24, 2005, Accession No. 0001193125-05-206449. Financial
       statements of the Variable Account are not included because no Contracts have been issued.

       The following financial statements are included herein to this Registration Statement:

       (1) Restated audited consolidated financial statements of AIG Life Insurance Company for the year ended December 31, 2004 (restated), for the year ended December 31, 2003 (restated) and for the year ended December 31, 2002 (restated).

       (2) Unaudited Financial Statements as of September 30, 2005 - AIG Life Insurance Company.

(b)    Exhibits.

         (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

         (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

         (2)         N/A

         (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (5)

         (3)(b)      Form of Selling Group Agreement. (7)

         (4) Form of Single Premium Immediate Variable Annuity Nonparticipating Contract, Form No. 16EIAN0403WA. (8)

         (5) Form of Variable Immediate Annuity Application, Form No. 14GVIA0403. (8)

         (6)(a) By-Laws of AIG Life Insurance Company, restated as of April 27, 2005. (10)

         (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

         (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

         (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (5)

         (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (7)

         (7)         N/A

         (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (5)

         (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (5)

         (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement
                     dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (5)

         (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (5)

         (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (5)

         (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (7)

         (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement
                     dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (9)

         (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (2)

         (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (6)

         (8)(c) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (6)

         (8)(d) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (10)

         (8)(e) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (10)

         (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                     (10)

         (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

         (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa.
                     (11)

         (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

         (11)        N/A

         (12)        N/A

         (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)
--------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on April 28, 2000.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 2, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 17, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-117376) of Variable Account I of AIG Life Insurance Company filed on July 15, 2004.

(9) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-117376) of Variable Account I of AIG Life Insurance Company filed on October 24, 2005.

Item 25. Directors and Officers of the Depositor

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Rodney O. Martin, Jr.                  Director, Chairman of the Board of
 2929 Allen Parkway                     Directors, President and Chief
 Houston, TX 77019                      Executive Officer

 M. Bernard Aidinoff                    Director
 Sullivan and Cromwell
 125 Broad Street
 New York, NY 10004

 David J. Dietz                         Director, Chairman-Global High Net
 830 Third Avenue                       Worth, Corporate Markets & Domestic
 New York, NY 10022                     Institutional Profit Center, and
                                        Chief Executive Officer-Global High
                                        Net Worth, Corporate Markets &
                                        Domestic Institutional Profit Center

 Mary Jane Fortin                       Director, Chief Financial Officer and
 2929 Allen Parkway                     Executive Vice President
 Houston, TX 77019

 David L. Herzog                        Director
 70 Pine Street
 New York, NY 10270

 Richard A. Hollar                      Director, Chairman-Independent
 750 West Virginia Street               Distribution Profit Center & Chief
 Milwaukee, WI 53204                    Executive Officer-Independent
                                        Distribution Profit Center

 Royce G. Imhoff, II                    Director, President-Affluent &
 2929 Allen Parkway                     Corporate Markets Profit Center and
 Houston, TX 77019                      Chief Executive Officer-Affluent &
                                        Corporate Markets Profit Center

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Ernest T. Patrikis                     Director
 70 Pine Street
 New York, NY 10270

 Gary D. Reddick                        Director, Executive Vice President
 2929 Allen Parkway                     and Chief Administrative Officer
 Houston, TX 77019

 Christopher J. Swift                   Director
 2929 Allen Parkway
 Houston, TX 77019

 James W. Weakley                       Director, President-Group Benefits &
 2929 Allen Parkway                     Financial Institutions and AIG
 Houston, TX 77019                      Workplace Solutions Profit Center and
                                        Chief Executive Officer-Group
                                        Benefits & Financial Institutions
                                        Profit Center

 Thomas L. Booker                       President-Annuity Profit Center
 2727 Allen Parkway
 Houston, TX 77019

 Lawrence J. O'Brien                    President-Independent Agency Group
 2727 Allen Parkway
 Houston, TX 77019

 Richard C. Schuettner                  President-AIG Life Brokerage Profit
 750 West Virginia Street               Center
 Milwaukee, WI 53204

 James P. Steele                        President-Structured Settlements
 205 E. 10th Street
 Amarillo, TX 79101

 David R. Armstrong                     Executive Vice President-Group
 3600 Route 66                          Benefits & Financial Institutions
 Neptune, NJ 07754

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     --------------------------------------

 Chris T. Calos                         Executive Vice President-Group
 3600 Route 66                          Benefits & Financial Institutions
 Neptune, NJ 07754

 Rebecca G. Campbell                    Executive Vice President-Human
 2929 Allen Parkway                     Resources
 Houston, TX 77019

 Dan E. Trudan                          Executive Vice President-Operations,
 750 West Virginia St.                  Independent Distribution Profit Center
 Milwaukee, WI 53204

 Steven D. Anderson                     Senior Vice President-Independent
 2727 Allen Parkway                     Distribution Profit Center and Chief
 Houston, TX 77019                      Financial Officer-Independent
                                        Distribution Profit Center

 Erik A. Baden                          Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Wayne A. Barnard                       Senior Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Robert M. Beuerlein                    Senior Vice President and Chief
 2727-A Allen Parkway                   Actuary
 Houston, TX 77019

 Patricia A. Bosi                       Senior Vice President
 3600 Route 66
 Neptune, NJ 07754-1580

 Jeffrey H. Carlson                     Senior Vice President and Chief
 2727 Allen Parkway                     Information Officer
 Houston, TX 77019

 James A. Galli                         Senior Vice President and
 830 Third Avenue                       Chief Business Development Officer
 New York, NY 10022

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Robert M. Goldbloom                    Senior Vice President-Terminal
 70 Pine Street                         Funding Annuities
 New York, NY 10270

 William F. Guterding                   Senior Vice President
 830 Third Avenue
 New York, NY 10022

 Robert F. Herbert, Jr.                 Senior Vice President, Treasurer and
 2727-A Allen Parkway                   Controller
 Houston, TX 77019

 S. Douglas Israel                      Senior Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Kyle L. Jennings                       Senior Vice President and General
 2929 Allen Parkway                     Counsel
 Houston, TX 77019

 Althea R. Johnson                      Senior Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Glen D. Keller                         Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Simon J. Leech                         Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Kent D. Major                          Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Mark R. McGuire                        Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Laura W. Milazzo                       Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Harry R. Miller                        Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Barry Pelleterri                       Senior Vice President
 3600 Route 66
 Neptune, NJ 07754

 Dennis H. Roberts                      Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Robert E. Steele                       Senior Vice President
 205 E. 10th Street
 Amarillo, TX 79101

 Michael W. Witwer                      Senior Vice President
 3600 Route 66
 Neptune, NJ 07754

 Frederic R. Yopps                      Senior Vice President
 750 West Virginia St.
 Milwaukee, WI 53204

 Steven E. Zimmerman                    Senior Vice President and Medical
 2727 Allen Parkway                     Director
 Houston, TX 77019

 Edward F. Bacon                        Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Joan M. Bartel                         Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Walter E. Bednarski                    Vice President
 3600 Route 66
 Neptune, NJ 07754-1580

 Paul Bell, III                         Vice President
 Walnut Glen Tower
 8144 Walnut Hill Lane
 Dallas, TX 75231

 Michael B. Boesen                      Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 David R. Brady                         Vice President
 70 Pine Street
 New York, NY 10270

 Stephen J. Brenneman                   Vice President
 1 Alico Plaza
 600 King Street
 Wilmington, DE 19801

 James B. Brown                         Vice President
 2727 Allen Parkway
 Houston, TX 77019

 David W. Butterfield                   Vice President
 3600 Route 66
 Neptune, NJ 07754

 Robert W. Chesner                      Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Valerie A. Childrey                    Vice President and Medical Director
 750 West Virginia Street
 Milwaukee, WI 53204

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     --------------------------------------

 Mark E. Childs                         Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Robert M. Cicchi                       Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Steven A. Dmytrack                     Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Douglas M. Donnenfield                 Vice President
 750 West Virginia Street
 Milwaukee, WI 53204

 Timothy M. Donovan                     Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Donna F. Fahey                         Vice President
 3600 Route 66
 Neptune, NJ 07754-1580

 Farideh N. Farrokhi                    Vice President and Assistant Secretary
 2727-A Allen Parkway
 Houston, TX 77019

 John T. Fieler                         Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Patrick S. Froze                       Vice President
 750 West Virginia Street
 Milwaukee, WI 53204

 Frederick J. Garland, Jr.              Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     --------------------------------------

 Richard L. Gravette                    Vice President and Assistant Treasurer
 2727-A Allen Parkway
 Houston, TX 77019

 Kenneth J. Griesemer                   Vice President
 6363 Forest Park Road
 Dallas, TX 75235

 Daniel J. Gutenberger                  Vice President and Medical Director
 70 Pine Street
 New York, NY 10270

 Joel H. Hammer                         Vice President
 1 Chase Manhattan Plaza
 New York, NY 10005

 Craig H. Harrel                        Vice President
 2929 Allen Parkway
 Houston, TX 77019

 D. Leigh Harrington                    Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Neal C. Hasty                          Vice President
 6363 Forest Park Road
 Dallas, TX 75235

 Keith C. Honig                         Vice President
 1 SunAmerica Center
 Los Angeles, CA 90067

 Walter P. Irby                         Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Karen M. Isaacs                        Vice President
 3600 Route 66
 Neptune, NJ 07754

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 David S. Jorgensen                     Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Stephen C. Kennedy                     Vice President
 750 West Virginia Street
 Milwaukee, WI 53204

 Gary J. Kleinman                       Vice President and Real Estate
 1 Chase Manhattan Plaza                Investment Officer
 New York, NY 10005

 Frank A. Kophamel                      Vice President
 3600 Route 66
 Neptune, NJ 07754

 Charles L. Levy                        Vice President and Medical Director
 2727 Allen Parkway
 Houston, TX 77019

 Linda Lewis                            Vice President
 6363 Forest Park Road
 Dallas, TX 75235

 Robert J. Ley                          Vice President
 70 Pine Street
 New York, NY 10270

 Jerry L. Livers                        Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Gwendolyn J. Mallett                   Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Randy J. Marash                        Vice President
 3600 Route 66
 Neptune, NJ 07754

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 David S. Martin                        Vice President
 2929 Allen Parkway
 Houston, TX 77019

 W. Larry Mask                          Vice President, Real Estate
 2727 Allen Parkway                     Investment Officer and
 Houston, TX 77019                      Assistant Secretary

 Gordon S. Massie                       Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Melvin C. McFall                       Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Richard D. McFarland                   Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Richard A. Mercante                    Vice President
 175 Water Street
 New York, NY 10038

 Beverly A. Meyer                       Vice President
 750 West Virginia Street
 Milwaukee, WI 53204

 Candace A. Michael                     Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Anne K. Milio                          Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Sylvia A. Miller                       Vice President
 #1 Franklin Square
 Springfield, IL 62713

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Michael R. Murphy                      Vice President
 750 West Virginia Street
 Milwaukee, WI 53204

 Carl T. Nichols                        Vice President and Medical Director
 205 E. 10th Street
 Amarillo, TX 79101

 Deanna D. Osmonson                     Vice President and Chief Compliance
 2727 Allen Parkway                     Officer
 Houston, TX 77019

 Rembert R. Owen, Jr.                   Vice President, Real Estate
 2929 Allen Parkway                     Investment Officer and
 Houston, TX 77019                      Assistant Secretary

 Lori J. Payne                          Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Kirsten M. Pedersen                    Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Cathy A. Percival                      Vice President and Medical Director
 2727 Allen Parkway
 Houston, TX 77019

 Rodney E. Rishel                       Vice President
 American General Center
 2000 American General Way
 Brentwood, TN 37027

 Terri Robbins                          Vice President
 175 Water Street
 New York, NY 10038

 Walter J. Rucecki, Jr.                 Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Dale W. Sachtleben                     Vice President
 #1 Franklin Square
 Springfield, IL 62713

 Robert C. Sage                         Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Kristin Sather                         Vice President
 1 Chase Manhattan Plaza
 New York, NY 10005

 Richard W. Scott                       Vice President and Chief Investment
 70 Pine Street                         Officer
 New York, NY 10270

 Tom L. Scott                           Vice President and General Auditor
 2929 Allen Parkway
 Houston, TX 77019

 T. Clay Spires                         Vice President and Assistant Tax
 2929 Allen Parkway                     Officer
 Houston, TX 77019

 Gregory R. Thornton                    Vice President
 #1 Franklin Square
 Springfield, IL 62713

 Veronica Torralba                      Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Paul Turner                            Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Richard P. Vegh                        Vice President
 3600 Route 66
 Neptune, NJ 07754

 Name and Principal                     Positions and Offices with Depositor
   Business Address                     AIG Life Insurance Company
 ------------------                     -------------------------------------

 Curt Vondrasek                         Vice President
 1000 E. Woodfield Road
 Schaumburg, IL 60173

 Christian D. Weiss                     Vice President
 #1 Franklin Square
 Springfield, IL 62713

 Ronald J. Williams                     Vice President
 3600 Route 66
 Neptune, NJ 07754

 Elizabeth M. Tuck                      Secretary
 70 Pine Street
 New York, NY 10270

 Lauren W. Jones                        Assistant Secretary
 2929 Allen Parkway
 Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                              SUBSIDIARIES OF AIG

                                                                         Percentage
                                                                          of Voting
                                                                         Securities
                                                       Jurisdiction of Owned by its
                                                         Incorporation    Immediate
                                                       or Organization  Parent/(2)/
                                                       --------------- ------------
American International Group, Inc.(1).................    Delaware....      /(3)/
   AIG Aviation, Inc..................................     Georgia....     100
   AIG Bulgaria Insurance and Reinsurance Company EAD.    Bulgaria....     100
   AIG Capital Corporation............................    Delaware....     100

                              SUBSIDIARIES OF AIG

                                                                               Percentage
                                                                                of Voting
                                                                               Securities
                                                             Jurisdiction of Owned by its
                                                            Incorporation or    Immediate
                                                                Organization  Parent/(2)/
                                                            ---------------- ------------
       AIG Consumer Finance Group, Inc.....................       Delaware..      100
          AIG Bank Polska S.A..............................         Poland..    97.23
          AIG Credit S.A...................................         Poland..       80
          Compania Financiera Argentina S.A................      Argentina..     92.7
       AIG Finance Holdings, Inc...........................       New York..      100
          AIG Finance (Hong Kong) Limited..................      Hong Kong..      100
       AIG Global Asset Management Holdings Corp...........       Delaware..      100
          AIG Asset Management Services, Inc...............       Delaware..      100
              Brazos Capital Management, L.P...............       Delaware..       92
          AIG Capital Partners, Inc........................       Delaware..      100
          AIG Equity Sales Corp............................       New York..      100
          AIG Global Investment Corp.......................     New Jersey..      100
       International Lease Finance Corporation.............     California..    64.85/(4)/
       AIG Global Real Estate Investment Corp..............       Delaware..      100
   AIG Credit Corp.........................................       Delaware..      100
       A.I. Credit Corp....................................  New Hampshire..      100
       Imperial Premium Finance, Inc.......................     California..      100
       Imperial Premium Finance, Inc.......................       Delaware..      100
   AIG Egypt Insurance Company, S.A.E......................          Egypt..    89.98
   AIG Federal Savings Bank................................       Delaware..      100
   AIG Financial Advisor Services, Inc.....................       Delaware..      100
       AIG Financial Advisor Services (Europe), S.A........     Luxembourg..      100
   AIG Financial Products Corp.............................       Delaware..      100
       AIG Matched Funding Corp............................       Delaware..      100
       Banque AIG..........................................         France..       90(5)
   AIG Funding, Inc........................................       Delaware..      100
   AIG Global Trade & Political Risk Insurance Company.....     New Jersey..      100
   A.I.G. Golden Insurance Ltd.............................         Israel..    50.01
   AIG Life Insurance Company..............................       Delaware..       79/(6)/
   AIG Life Insurance Company of Canada....................         Canada..      100
   AIG Life Insurance Company of Puerto Rico...............    Puerto Rico..      100
   AIG Liquidity Corp......................................       Delaware..      100
   AIG Marketing, Inc......................................       Delaware..      100
   AIG Memsa, Inc..........................................       Delaware..      100/(7)/
       Tata AIG General Insurance Company Limited..........          India..       26
   AIG Private Bank Ltd....................................    Switzerland..      100
   AIG Retirement Services, Inc............................       Delaware..      100/(8)/
       SunAmerica Life Insurance Company...................        Arizona..      100
          SunAmerica Investments, Inc......................        Georgia..       70/(9)/
              AIG Advisor Group, Inc.......................       Maryland..      100
               Advantage Capital Corporation...............       New York..      100
               FSC Securities Corporation..................       Delaware..      100
               Royal Alliance Associates, Inc..............       Delaware..      100
               Sentra Securities Corporation...............     California..      100

                              SUBSIDIARIES OF AIG

                                                                                                      Percentage
                                                                                                       of Voting
                                                                                                      Securities
                                                                                    Jurisdiction of Owned by its
                                                                                   Incorporation or    Immediate
                                                                                       Organization  Parent/(2)/
                                                                                   ---------------- ------------
                   Spelman & Co., Inc.............................................     California..      100
                   SunAmerica Securities, Inc.....................................       Delaware..      100
              AIG SunAmerica Life Assurance Company...............................        Arizona..      100/(10)/
                   AIG SunAmerica Asset Management Corp...........................       Delaware..      100
                       AIG SunAmerica Capital Services. Inc.......................       Delaware..      100
              First SunAmerica Life Insurance Company.............................       New York..      100
   AIG Risk Management, Inc.......................................................       New York..      100
   AIG Technologies, Inc..........................................................  New Hampshire..      100
   AIGTI, Inc.....................................................................       Delaware..      100
   AIG Trading Group Inc..........................................................       Delaware..      100
       AIG International, Inc.....................................................       Delaware..      100
   AIU Insurance Company..........................................................       New York..       52/(11)/
   AIU North America, Inc.........................................................       New York..      100
   American General Corporation...................................................          Texas..      100
       American General Bancassurance Services, Inc...............................       Illinois..      100
       AGC Life Insurance Company.................................................       Missouri..      100
          AIG Assurance Canada....................................................         Canada..      100/(7)/
          AIG Life of Bermuda, Ltd................................................        Bermuda..      100
          American General Life and Accident Insurance Company....................      Tennessee..      100
          American General Life Insurance Company.................................          Texas..      100
              American General Annuity Service Corporation........................          Texas..      100
              AIG Enterprise Services, LLC........................................       Delaware..      100
              American General Equity Services Corporation........................       Delaware..      100
              American General Life Companies, LLC................................       Delaware..      100
              The Variable Annuity Life Insurance Company.........................          Texas..      100
                   VALIC Retirement Services Company..............................          Texas..      100
                   VALIC Trust Company............................................          Texas..      100
          American General Property Insurance Company.............................      Tennessee..    51.85/(12)/
              American General Property Insurance Company of Florida..............        Florida..      100
          AIG Annuity Insurance Company...........................................          Texas..      100
          The United States Life Insurance Company in the City of New York........       New York..      100
       American General Finance, Inc..............................................        Indiana..      100
          American General Auto Finance, Inc......................................       Delaware..      100
          American General Finance Corporation....................................        Indiana..      100
              MorEquity, Inc......................................................         Nevada..      100
                   Wilmington Finance, Inc........................................       Delaware..      100
              Merit Life Insurance Co.............................................        Indiana..      100
              Yosemite Insurance Company..........................................        Indiana..      100
                   CommoLoCo, Inc.................................................    Puerto Rico..      100
          American General Financial Services of Alabama, Inc.....................        Alabama..      100
       American General Investment Management Corporation.........................       Delaware..      100
       American General Realty Investment Corporation.............................          Texas..      100
       American General Assurance Company.........................................       Illinois..      100
          American General Indemnity Company......................................       Illinois..      100

                              SUBSIDIARIES OF AIG

                                                                                                  Percentage
                                                                                                   of Voting
                                                                                                  Securities
                                                                                Jurisdiction of Owned by its
                                                                               Incorporation or    Immediate
                                                                                   Organization  Parent/(2)/
                                                                               ---------------- ------------
          USLIFE Credit Life Insurance Company of Arizona.....................        Arizona..      100
       Knickerbocker Corporation..............................................          Texas..      100
   American Home Assurance Company............................................       New York..      100
       AIG Domestic Claims, Inc...............................................       Delaware..       50/(13)/
       AIG Hawaii Insurance Company, Inc......................................         Hawaii..      100
          American Pacific Insurance Company, Inc.............................         Hawaii..      100
       American International Insurance Company...............................       New York..      100
          American International Insurance Company of California, Inc.........     California..      100
          American International Insurance Company of New Jersey..............     New Jersey..      100
          Minnesota Insurance Company.........................................      Minnesota..      100
       American International Realty Corp.....................................       Delaware..     31.5/(14)/
       Pine Street Real Estate Holdings Corp..................................  New Hampshire..    31.47/(14)/
       Transatlantic Holdings, Inc............................................       Delaware..    33.45/(15)/
          Transatlantic Reinsurance Company...................................       New York..      100
              Putnam Reinsurance Company......................................       New York..      100
              Trans Re Zurich.................................................    Switzerland..      100
   American International Insurance Company of Delaware.......................       Delaware..      100
   American International Life Assurance Company of New York..................       New York..    77.52/(16)/
   American International Reinsurance Company, Ltd............................        Bermuda..      100
       AIG Edison Life Insurance Company......................................          Japan..       90/(17)/
       American International Assurance Company, Limited......................      Hong Kong..      100
       American International Assurance Company (Australia) Limited...........      Australia..      100
       American International Assurance Company (Bermuda) Limited.............        Bermuda..      100
          American International Assurance Co. (Vietnam) Limited..............        Vietnam..      100
          Tata AIG Life Insurance Company Limited.............................          India..       26
       Nan Shan Life Insurance Company, Ltd...................................         Taiwan..       95
   American International Underwriters Corporation............................       New York..      100
   American International Underwriters Overseas, Ltd..........................        Bermuda..      100
       AIG Europe (Ireland) Limited...........................................        Ireland..      100
       AIG Europe (U.K.) Limited..............................................        England..      100
       AIG Brasil Companhia de Seguros........................................         Brazil..       50
       Universal Insurance Co., Ltd...........................................       Thailand..      100
       La Seguridad de Centroamerica, Compania de Seguros S.A.................      Guatemala..      100
       La Meridional Compania Argentina de Seguros............................      Argentina..      100
       American International Insurance Company of Puerto Rico................    Puerto Rico..      100
       A.I.G. Colombia Seguros Generales S.A..................................       Colombia..      100
       American International Underwriters GmBH...............................        Germany..      100
       Underwriters Adjustment Company, Inc...................................         Panama..      100
   American Life Insurance Company............................................       Delaware..      100
       AIG Life (Bulgaria) Z.D. A.D...........................................       Bulgaria..      100
       ALICO, S.A.............................................................         France..      100
       First American Polish Life Insurance and Reinsurance Company, S.A......         Poland..      100
       Inversiones Interamericana S.A. (Chile)................................          Chile..      100
       Pharaonic American Life Insurance Company..............................          Egypt..    71.63

                              SUBSIDIARIES OF AIG

                                                                                                               Percentage
                                                                                                                of Voting
                                                                                                               Securities
                                                                                             Jurisdiction of Owned by its
                                                                                            Incorporation or    Immediate
                                                                                                Organization  Parent/(2)/
                                                                                            ---------------- ------------
       Unibanco AIG Seguros S.A............................................................         Brazil..     47.81/(18)/
   AIG Life Insurance Company (Switzerland) Ltd............................................    Switzerland..      100
   American Security Life Insurance Company, Ltd...........................................   Lichtenstein..      100
   Birmingham Fire Insurance Company of Pennsylvania.......................................   Pennsylvania..      100
   China America Insurance Company, Ltd....................................................       Delaware..       50
   Commerce and Industry Insurance Company.................................................       New York..      100
   Commerce and Industry Insurance Company of Canada.......................................        Ontario..      100
   Delaware American Life Insurance Company................................................       Delaware..      100
   Hawaii Insurance Consultants, Ltd.......................................................         Hawaii..      100
   HSB Group, Inc..........................................................................       Delaware..      100
       The Hartford Steam Boiler Inspection and Insurance Company..........................    Connecticut..      100
          The Hartford Steam Boiler Inspection and Insurance Company of Connecticut........    Connecticut..      100
          HSB Engineering Insurance Limited................................................        England..      100
              The Boiler Inspection and Insurance Company of Canada........................         Canada..      100
   The Insurance Company of the State of Pennsylvania......................................   Pennsylvania..      100
   Landmark Insurance Company..............................................................     California..      100
   Mt. Mansfield Company, Inc..............................................................        Vermont..      100
   National Union Fire Insurance Company of Pittsburgh, Pa.................................   Pennsylvania..      100
       American International Specialty Lines Insurance Company............................         Alaska..       70/(19)/
       Lexington Insurance Company.........................................................       Delaware..       70/(19)/
          AIG Centennial Insurance Company.................................................   Pennsylvania..      100
              AIG Premier Insurance Company................................................   Pennsylvania..      100
                   AIG Indemnity Insurance Company.........................................   Pennsylvania..      100
              AIG Preferred Insurance Company..............................................   Pennsylvania..      100
              AIG Auto Insurance Company of New Jersey.....................................     New Jersey..      100
          JI Accident & Fire Insurance Co. Ltd.............................................          Japan..       50
       National Union Fire Insurance Company of Louisiana..................................      Louisiana..      100
       National Union Fire Insurance Company of Vermont....................................        Vermont..      100
       21st Century Insurance Group........................................................     California..    33.03/(20)/
          21st Century Insurance Company...................................................     California..      100
          21st Century Casualty Company....................................................     California..      100
          21st Century Insurance Company of the Southwest..................................          Texas..      100
       Starr Excess Liability Insurance Company, Ltd.......................................       Delaware..      100
          Starr Excess Liability Insurance International Ltd...............................        Ireland..      100
   NHIG Holding Corp.......................................................................       Delaware..      100
       Audubon Insurance Company...........................................................      Louisiana..      100
          Audubon Indemnity Company........................................................    Mississippi..      100
          Agency Management Corporation....................................................      Louisiana..      100
              The Gulf Agency, Inc.........................................................        Alabama..      100
       New Hampshire Insurance Company.....................................................   Pennsylvania..      100
          AIG Europe, S.A..................................................................         France..       /(21)/
          AI Network Corporation...........................................................       Delaware..      100
          American International Pacific Insurance Company.................................       Colorado..      100
          American International South Insurance Company...................................   Pennsylvania..      100

                              SUBSIDIARIES OF AIG

                                                                                                    Percentage
                                                                                                     of Voting
                                                                                                    Securities
                                                                                  Jurisdiction of Owned by its
                                                                                 Incorporation or    Immediate
                                                                                     Organization  Parent/(2)/
                                                                                 ---------------- ------------
          Granite State Insurance Company.......................................    Pennsylvania.      100
          New Hampshire Indemnity Company, Inc..................................    Pennsylvania.      100
              AIG National Insurance Company, Inc...............................        New York.      100
          Illinois National Insurance Co........................................        Illinois.      100
          New Hampshire Insurance Services, Inc.................................   New Hampshire.      100
       AIG Star Life Insurance Co., Ltd.........................................           Japan.      100
   The Philippine American Life and General Insurance Company...................     Philippines.    99.78
       Pacific Union Assurance Company..........................................      California.      100
       Philam Equitable Life Assurance Company, Inc.............................     Philippines.    95.31
       Philam Insurance Company, Inc............................................     Philippines.      100
   Risk Specialist Companies, Inc...............................................        Delaware.      100
   United Guaranty Corporation..................................................  North Carolina.    36.3l/(22)/
       United Guaranty Insurance Company........................................  North Carolina.      100
       United Guaranty Mortgage Insurance Company...............................  North Carolina.      100
       United Guaranty Mortgage Insurance Company of North Carolina.............  North Carolina.      100
       United Guaranty Partners Insurance Company...............................         Vermont.       80
       United Guaranty Residential Insurance Company of North Carolina..........  North Carolina.      100
       United Guaranty Residential Insurance Company............................  North Carolina.    75.03/(23)/
          United Guaranty Commercial Insurance Company of North Carolina........  North Carolina.      100
          United Guaranty Mortgage Indemnity Company............................  North Carolina.      100
          United Guaranty Credit Insurance Company..............................  North Carolina.      100
       United Guaranty Services, Inc............................................  North Carolina.      100

--------

(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)    Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
       2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)    Also owned 10 percent by AIG Matched Funding Corp.
(6)    Also owned 21 percent by Commerce and Industry Insurance Company.
(7)    Indirect wholly-owned subsidiary.
(8)    Formerly known as AIG SunAmerica Inc.
(9)    Also owned 30 percent by AIG Retirement Services, Inc.
(10)   Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)   Also owned 50 percent by The Insurance Company of the State of
       Pennsylvania.
(14)   Also owned by 11 other AIG subsidiaries.

(15)   Also owned 25.95 percent by AIG.
(16)   Also owned 22.48 percent by American Home Assurance Company.
(17)   Also owned ten percent by a subsidiary of American Life Insurance
       Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20)   Also owned 16.85 percent by American Home Assurance Company,
       6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)   100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
       0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of March 1, 2006, there were zero (0) owners of contracts of the class covered by this registration statement, zero (0) qualified contracts and zero
(0) non-qualified contracts.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or
(b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account II of AIG Life Insurance Company, which offers interests in flexible premium variable universal life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal      Positions and Offices with Underwriter
  Business Address      American General Equity Services Corporation
------------------      -----------------------------------------------
Rodney O. Martin, Jr.   Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal     Positions and Offices with Underwriter
  Business Address     American General Equity Services Corporation
------------------     -------------------------------------------------------

Mark R. McGuire        Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis     Director
70 Pine Street
New York, NY 10270

Gary D. Reddick        Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II    President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr. Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson     Vice President, Chief Compliance Officer and Anti-Money
2727 Allen Parkway     Laundering Compliance Officer
Houston, TX 77019

Tammi L. Willy         Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

T. Clay Spires         Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck      Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker           Assistant Secretary
70 Pine Street
New York, NY 10270

Name and Principal   Positions and Offices with Underwriter
  Business Address   American General Equity Services Corporation
------------------   --------------------------------------------

Lauren W. Jones      Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming      Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore     Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)    Compensation From the Registrant.

                  Net Underwriting
Name of Principal Discounts and    Compensation  Brokerage
Underwriter       Commissions      on Redemption Commissions Compensation

American General
Equity Services
Corporation              0               0            0           0

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at 70 Pine Street, New York, New York 10270 or at its offices located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a)    Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)    Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of National Union in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of National Union, free of charge upon a contract owner's request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

AIG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life Insurance Company.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(a) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 23rd day of March, 2006.

                                    VARIABLE ACCOUNT I OF AIG LIFE
                                    INSURANCE COMPANY
                                    (Registrant)

                                    BY: AIG LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                    BY: ROBERT F. HERBERT, JR.
                                        -----------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                        AND COMPTROLLER

                                   AIGL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities and on the dates indicated.

Signature                              Title                                  Date
---------                              -----                                  ----
RODNEY O. MARTIN, JR.                  Director, Chairman, President and      March 23, 2006
-------------------------------        Chief Executive Officer
RODNEY O. MARTIN, JR.

MARY JANE FORTIN                       Director, Chief Financial Officer and  March 23, 2006
-------------------------------        Executive Vice President
MARY JANE FORTIN

M. BERNARD AIDINOFF                    Director                               March 23, 2006
-------------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                         Director                               March 23, 2006
-------------------------------
DAVID J. DIETZ

DAVID L. HERZOG                        Director                               March 23, 2006
-------------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                      Director                               March 23, 2006
-------------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II                     Director                               March 23, 2006
-------------------------------
ROYCE G. IMHOFF II

                                   AIGL - 2

Signature                              Title                                  Date
---------                              -----                                  ----
ERNEST T. PATRIKIS                     Director                               March 23, 2006
-------------------------------
ERNEST T. PATRIKIS

GARY D. REDDICK                        Director                               March 23, 2006
-------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT                   Director                               March 23, 2006
-------------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                       Director                               March 23, 2006
-------------------------------
JAMES W. WEAKLEY

                                   AIGL - 3

                                                                     333-117376
                                                                      811-05301

                                  SIGNATURES

   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23rd day of March, 2006.

                                              NATIONAL UNION FIRE INSURANCE
                                              COMPANY OF PITTSBURGH, PA.

                                              BY: ROBERT S. SCHIMEK
                                                  -----------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT
                                                  AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                                  Date
---------                              -----                                  ----
*KRISTIAN P. MOOR                      Director and Chairman                  March 23, 2006
-------------------------------
KRISTIAN P. MOOR

*JOHN W. KEOGH                         Director, President and Chief          March 23, 2006
-------------------------------        Executive Officer
JOHN W. KEOGH

*ROBERT S. SCHIMEK                     Director, Senior Vice President and    March 23, 2006
-------------------------------        Treasurer
ROBERT S. SCHIMEK

*M. BERNARD AIDINOFF                   Director                               March 23, 2006
-------------------------------
M. BERNARD AIDINOFF

*STEVEN J. BENSINGER                   Director                               March 23, 2006
-------------------------------
STEVEN J. BENSINGER

*CHARLES H. DANGELO                    Director                               March 23, 2006
-------------------------------
CHARLES H. DANGELO

*DAVID L. HERZOG                       Director                               March 23, 2006
-------------------------------
DAVID L. HERZOG

*ROBERT E. LEWIS                       Director                               March 23, 2006
-------------------------------
ROBERT E. LEWIS

Signature                              Title                                  Date
---------                              -----                                  ----
*WIN J. NEUGER                         Director                               March 23, 2006
-------------------------------
WIN J. NEUGER

*ERNEST T. PATRIKIS                    Director                               March 23, 2006
-------------------------------
ERNEST T. PATRIKIS

*ROBERT M. SANDLER                     Director                               March 23, 2006
-------------------------------
ROBERT M. SANDLER

*NICHOLAS S. TYLER                     Director                               March 23, 2006
-------------------------------
NICHOLAS S. TYLER

*NICHOLAS C. WALSH                     Director                               March 23, 2006
-------------------------------
NICHOLAS C. WALSH

* BY: ROBERT S. SCHIMEK
      ----------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit 13(a) to the Registration Statement)

                                 EXHIBIT INDEX

Item 24. Exhibits

    (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

    (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.

                                      E-1